UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2007

Furniture Brands International, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105

(Address of principal executive offices) (zip code)

  (314) 863-1100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2007, the Board of Directors announced the appointment of Ralph Scozzafava to the Board of Directors as Vice Chairman and his employment as Chief Executive Officer Designate of the Company. The Board of Directors also announced the plans of Chairman and Chief Executive Officer W.G. (Mickey) Holliman to retire as Chief Executive Officer on January 1, 2008, at which time Mr. Scozzafava will become the Vice Chairman and Chief Executive Officer of the Company. Mr. Holliman will remain as Chairman until May 1, 2008, at which time Mr. Scozzafava will become the Chairman and Chief Executive Officer of the Company. John T. (Tom) Foy continues to serve as President and Chief Operating Officer of the Company.

Mr. Scozzafava, age 48, served most recently as the Vice President – Worldwide Commercial Operation of Wm. Wrigley Jr. Company, or Wrigley, since March 2006. Mr. Scozzafava joined Wrigley in 2001 and in addition to his most recent position served as Vice President – Sales and Customer Marketing, U.S. from 2001 to May 2002; Vice President & General Manager, U.S. from May 2002 to January 2004; and Vice President & Managing Director – North America/Pacific from January 2004 to March 2006. The Wm. Wrigley Jr. Company is a recognized leader in confections with a wide range of product offerings including gum, mints, hard and chewy candies, lollipops, and chocolate. Prior to joining Wrigley, Mr. Scozzafava served in sales, marketing and merchandising positions at Campbell Soup Company, Clorox Company, and Johnson & Johnson.

On June 14, 2007, Mr. Scozzafava entered into an employment agreement with the Company, which is effective June 18, 2007. The term of the agreement is from June 18, 2007 through June 30, 2010 and shall automatically be extended for successive one-year periods unless either party terminates the agreement at least 180 days prior the expiration of the agreement. The employment agreement is attached hereto and incorporated by reference herein, and the following is qualified by such attachment. Under such agreement, Mr. Scazzafava will:

•	receive a minimum annual base salary of $700,000, subject to increase at the discretion of the Board;
•	be eligible for an annual target incentive of 100% of the executive’s base salary with the annual incentive for 2007 guaranteed and prorated for the full months served;
•	be eligible for an annual long-term compensation target award 0f 200% of executive’s base salary, which may be payable in a combination of cash and stock options;
•

be eligible for the Company’s Special Long-Term Performance Cash Plan for the 2007-2008 performance period with a target incentive of $700,000 for 2007 prorated for the full months served, a target incentive for the full performance period that will also be prorated for the full months served and a payout limit of 200% of the target incentive;

•

receive annual stock option grants with a Black-Scholes value of $700,000 for 2007 and 2008, vesting in four equal annual increments of 25%, with the 2007 grant effective on the first date of employment, at the closing price on that date and the 2008 grant effective at the January Human Resources Committee meeting;

•

receive on his first day of employment non-qualified options for 100,000 shares granted under the Company’s 1999 Long-Term Incentive Plan that vest in four equal annual installments of 25% on the anniversary of the grant and 20,000 restricted shares under the Plan that will vest in three annual increments of 33-1/3% on the anniversary dates of the grant;

•	be eligible for the Company’s standard relocation benefits, grossed up for taxes;

•	receive four weeks annual vacation; and
•	be eligible for employee health benefits, insurance plans, participation in executive deferred compensation program.

If Mr. Scozzafava is terminated by the Company for cause (as defined in the employment agreement) or voluntarily terminates his employment other than a constructive termination (as defined in the employment agreement) Mr. Scozzafava is entitled to his base salary, accrued, but unused vacation time to the termination date, any prior year unpaid bonus, any unreimbursed business expenses incurred prior to the termination date and amounts provided in an applicable benefit plan or program or to any severance compensation of any kind, nature or amount. If Mr. Scozzafava is terminated by the Company without cause or there is a constructive termination :

•

Mr. Scozzafava is entitled to a severance payment equal to two times (x) his annual base salary as of the termination date and (y) the average annual bonus under the Company’s Short-Term Incentive Plan for the prior three years;

•

Mr. Scozzafava is entitled to a cash payment equal to the amount of Mr. Scozzafava would pay in order to secure COBRA continuation coverage for health, dental and vision benefits for two years following the termination, grossed up for taxes;

•

the unvested portion of Mr. Scozzafava’s options and restricted shares that he received his first day of employment shall immediately and fully vest, and he will vest in any other equity awards previously granted which are outstanding on the termination date in accordance with their terms;

•	Mr. Scozzafava is entitled to a bonus payment equal to the pro-rata portion of his incentive bonus otherwise payable under the terms of the Company’s Long-Term Incentive Plan; and
•

the Company will reimburse Mr. Scozzafava up to $40,000 for reasonable costs incurred in connection with finding a new job and allow Mr. Scozzafava to participate in the Company’s welfare plans that are available to its key employees (other than the Company’s short-term and long-term disability plans) on substantially the same terms, each for a period of twelve months following the termination date.

In the event the foregoing payments and benefits equal or exceed the product of three times the executives “base amount” (as defined in Section 280G of the Code), resulting in an excise tax, or any interest or penalties are incurred by him with respect to such excise tax, he will receive only such payments or benefits which do not exceed that product. However, if the amounts otherwise payable or distributable to him exceed that product by more than 10%, then the cap will not apply and he will be entitled to receive a gross-up payment sufficient to make him whole, including taxes on any such gross-up payment.

Pursuant to the employment agreement, Mr. Scozzafava agrees not to compete with the Company for a twelve-month period following his termination and to protect all confidential information of the Company that were acquired in connection with his service.

There is no arrangement or understanding between Mr. Scozzafava and any other person pursuant to which Mr. Scozzafava was appointed as an officer or director.

The Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a participant since January 1, 2006, in which Mr. Scozzafava had, or will have, a direct or indirect material interest.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the appointment of Ralph Scozzafava and the retirement of W.G. (Mickey) Holliman is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The information in this Item 7.01 of the Company's Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement dated June 14, 2007 between Ralph Scozzafava and the Company.
10.2

Furniture Brands International, Inc. 1992 Stock Option Plan, as amended. (Incorporated by reference to Exhibit 10 (a) to Furniture Brands International, Inc.’s Form 10-Q for the quarter ended March 31, 2000)

10.3

Furniture Brands International, Inc. 1999 Long-Term Incentive Plan, as amended. (Incorporated by reference to Exhibit 4(f) to Furniture Brands International, Inc.’s Registration Statement on Form S-8, File No. 333-100133)

10.4

Furniture Brands Internal, Inc. 2005 Long-Term Performance Bonus Plan (Incorporated by reference to Exhibit 10(a) to Furniture Brands International, Inc.’s Current Report on Form 8-K, dated May 3, 2005.)

10.5

Furniture Brands International, Inc. Executive Incentive Plan, as amended on October 25, 2001. (Incorporated by reference to Exhibit 10(g) to Furniture Brands International Inc.’s Annual Report on Form 10-K for the year ended December 31, 2001)

10.6	Form of Stock Option Grant Letter (Incorporated by reference to Exhibit 10(b) to Furniture Brands International, Inc.’s Current Report on Form 8-K, dated February 2, 2005)
10.7	Form of Restricted Stock Grant Letter (Incorporated by reference to Exhibit 10(c) to Furniture Brands International, Inc’s. Current Report on Form 8-K, dated February 11, 2005)
99.1

Press Release issued by the Company, dated June 14, 2007, reporting the appointment of Ralph Scozzafava to the Board of Directors as Vice Chairman and Chief Executive Officer Designate, and the retirement plans of Chairman and Chief Executive Officer W.G. (Mickey) Holliman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Richard R. Isaak
Name: Richard R. Isaak
Title: Controller and Chief Accounting Officer

Dated: June 18, 2007

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement dated June 14, 2007 between Ralph Scozzafava and the Company.
10.2

Furniture Brands International, Inc. 1992 Stock Option Plan, as amended. (Incorporated by reference to Exhibit 10 (a) to Furniture Brands International, Inc.’s Form 10-Q for the quarter ended March 31, 2000)

10.3

Furniture Brands International, Inc. 1999 Long-Term Incentive Plan, as amended. (Incorporated by reference to Exhibit 4(f) to Furniture Brands International, Inc.’s Registration Statement on Form S-8, File No. 333-100133)

10.4

Furniture Brands Internal, Inc. 2005 Long-Term Performance Bonus Plan (Incorporated by reference to Exhibit 10(a) to Furniture Brands International, Inc.’s Current Report on Form 8-K, dated May 3, 2005.)

10.5

Furniture Brands International, Inc. Executive Incentive Plan, as amended on October 25, 2001. (Incorporated by reference to Exhibit 10(g) to Furniture Brands International Inc.’s Annual Report on Form 10-K for the year ended December 31, 2001)

10.6	Form of Stock Option Grant Letter (Incorporated by reference to Exhibit 10(b) to Furniture Brands International, Inc.’s Current Report on Form 8-K, dated February 2, 2005)
10.7	Form of Restricted Stock Grant Letter (Incorporated by reference to Exhibit 10(c) to Furniture Brands International, Inc’s. Current Report on Form 8-K, dated February 11, 2005)
99.1

Press Release issued by the Company, dated June 14, 2007, reporting the appointment of Ralph Scozzafava to the Board of Directors as Vice Chairman and Chief Executive Officer Designate, and the retirement plans of Chairman and Chief Executive Officer W.G. (Mickey) Holliman.